Exhibit 4.4

COMMON STOCK THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND NEW YORK, NY

Certificate Number		Shares
VITESSE SEMICONDUCTOR CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
This is to Certify that	***	CUSIP 928497 30 4
SEE REVERSE FOR CERTAIN DEFINITIONS
is the record holder of	***	TRANSFER OF THIS CERTIFICATE IS RESTRICTED SEE LEGEND ON REVERSE SIDE

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE, OF

Vitesse Semiconductor Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate duly endorsed.  This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF the Corporation has caused this certificate to be signed in facsimile by its duly authorized officers and sealed with a facsimile of its corporate seal.

Chief Executive Officer	SEAL	DATED: COUNTERSIGNED AND REGISTERED COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR
Chief Financial Officer		By AUTHORIZED SIGNATURE

VITESSE SEMICONDUCTOR CORPORATION

The Corporation is authorized to issue two classes of stock, Common Stock and Preferred Stock.  The Board of Directors of the Corporation has the power to fix the number of shares and the designation of a series of Preferred Stock an to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any unissued series of Preferred Stock.

A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation and upon the holders thereof as established by the Certificate of Incorporation or by any certificate of determination of preferences, and the number of shares constituting each series or class and the designations thereof, may be obtained by any stockholder of the Corporation upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM – as tenants in common TEN ENT – as tenants by the entireties JT TEN – as joint tenants with right of survivorship

UNIF GIFT MIN ACT - ……………………..Custodian…………………….

                                (Cust)                                                            (Minor)

                under Uniform Gifts to Minors Act ………………………………….

                                                                                (State)

UNIF TRF MIN ACT - ……………………………Custodian (until age …………..……… (Minor) Under Uniform Transfers to Minors Act                                     (state)

Additional abbreviations may also be used though no in the above list

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received hereby sell, assign and transfer unto
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

                                                                                                                                                                                                                                          Shares

of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock in the books of the within names Corporation with full power of substitution in the premises.

Dated: , 20	Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARNATOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDIALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.

Signature:

Signature:

Notice:  The signature to this assignment must correspond with the name as written upon the face of the certificate.  In every particular, without alteration or enlargement, or any change whatever.

THE SECURITIES EVIDENCED BY THIS CERTIFICATE WERE RECEIVED BY THE HOLDER  IN A DISTRIBUTION FROM THE ORIGINAL HOLDER THEREOF, AND ANY RESALES OF THESE SHARES PURSUANT TO RULE 144 UNDER THE SECURIIES ACT OF 1933, AS AMENDED, MUST BE AGREGATED WITH RESALES BY OTGHER RECIPEINTS OF SUCH DISTRIBUTION.